UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 20, 2019
Date of Report (Date of earliest event reported)

S&T BANCORP, INC
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508	25-1434426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Philadelphia Street, Indiana, PA		15701
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 325-2265

(Former name or former address, if changed since last report)
(Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	STBA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. - Submission of Matters to a Vote of Security Holders
On May 20, 2019, S&T Bancorp, Inc. held its 2019 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 34,578,737 shares of the Company's common stock were entitled to vote as of March 15, 2019, the record date for the Annual Meeting. There were 29,077,838 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal No. 1 - Election of Directors

	FOR	WITHHELD	BROKER NON-VOTES
David G. Antolik	23,457,135	661,670	4,959,033
Todd D. Brice	23,574,529	544,276	4,959,033
Christina A. Cassotis	23,646,436	472,369	4,959,033
Michael J. Donnelly	22,737,436	1,381,369	4,959,033
James T. Gibson	23,375,562	743,243	4,959,033
Jeffrey D. Grube	23,629,908	488,897	4,959,033
Jerry D. Hostetter	23,700,050	418,755	4,959,033
Frank W. Jones	23,620,646	498,159	4,959,033
Robert E. Kane	23,807,889	310,916	4,959,033
James C. Miller	23,726,473	392,332	4,959,033
Frank J. Palermo, Jr.	23,764,830	353,975	4,959,033
Christine J. Toretti	22,894,928	1,223,877	4,959,033
Steven J. Weingarten	22,431,285	1,687,520	4,959,033
Proposal No. 2 - Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2019
The shareholders voted to ratify the selection of Ernst & Young LLP (Ernst & Young) as the Company's independent registered public accounting firm for the fiscal year 2019. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN
28,984,099	16,845	76,894
Proposal No. 3 - Advisory Vote on S&T's Executive Compensation
The shareholders voted to approve the non-binding, advisory proposal on the compensation of the Company's executive officers. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,455,101	453,605	210,099	4,959,033

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&T Bancorp, Inc.
/s/ Mark Kochvar
May 21, 2019	Mark Kochvar Senior Executive Vice President, Chief Financial Officer